Exhibit 32.2

CERTIFICATION
REQUIRED BY RULE 13a-14(b) or
RULE 15d-14(b) AND 18 U.S.C. SECTION 1350
(AS ADOPTED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, Richard W. Lucas, as Chief Financial Officer of KSW, Inc. (the “Company”), certify, pursuant to 18 U.S.C. §1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002:

(1) the accompanying Quarterly Report on Form 10-Q for the period ended September 30, 2009 as filed with the U.S. Securities and Exchange Commission (the “Report”) on the date hereof fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations  of the Company.

Dated:  November 12, 2009

/s/ Richard W. Lucas
Richard W. Lucas
Chief Financial Officer